Exhibit 10.8

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.

MASTER SERVICES AGREEMENT

Switch and Data #00994

THIS MASTER SERVICES AGREEMENT (“MSA” or “Agreement”) is made this 30th day of April 2009 (the “Commencement Date”), between The Endurance International Group, Inc., a Delaware Corporation, with offices located at 70 Blanchard Rd, Burlington, Ma. 01803 (“Customer”) and Switch and Data Management Company LLC, a Delaware limited liability company, on behalf of itself and its affiliates, with offices located at 1715 N. West Shore Blvd., Suite 650, Tampa, FL 33607 (“Switch and Data”).

RECITALS

WHEREAS, Customer and Switch and Data wish to enter into this Agreement to set forth the general terms and conditions under which Switch and Data will provide Customer with services and Customer will purchase services from Switch and Data.

In consideration of the mutual covenants and agreements contained herein the parties agree as follows:

1. DEFINITIONS

A. “Service(s)” shall mean the services particularly described in each Service Order.

B. “Service Order(s)” shall mean orders for specific Services on Switch and Data’s standard Service Order forms, including attachments thereto. Each Service Order shall be issued and accepted by the parties in accordance with the provisions of this Agreement and shall only be effective when executed by Switch and Data. Each Service Order will contain specific provisions with respect to prices, features, locations, descriptions of service, duration and other terms as appropriate.

C. “Policies and Procedures” shall mean guidelines and instructions, which govern Service-specific operating and performance requirements of each party. Customer acknowledges receipt of a copy of the Policies and Procedures, which are incorporated herein by reference.

2. SCOPE AND STRUCTURE/ORDER OF PRECEDENCE

A. Each Service Order issued and accepted and all Services provided hereunder shall be subject to all of the terms of this Agreement and the Policies and Procedures.

B. Except for 3.A., 3.B., and 3.C. herein, in the event of conflict or inconsistency between the general provisions of this Agreement and those of an individual Service Order, or the Service-specific portions of the Policies and Procedures, the conflict or inconsistency shall be resolved in the following order of precedence: first, in favor of the Service Order, next in favor of this Agreement, and last, in favor of the Policies and Procedures.

3. TERM and RENEWAL and PRICE

A. This Agreement shall begin on the Commencement Date and shall continue for a period of (24) months(s) and expire on 05/31/2011 (the “Expiration Date” or “Original MSA Term”).

B. Unless expressly sold as a month to month product (identified on the attached Price Schedule), the term of each Service Order shall be specifically stated in the Service Order subject to the following: (i) all Service Orders for a particular Switch and Data site location shall have the same expiration date (be “coterminous”); and (ii) the Term shall not exceed the Original MSA Term or Renewal MSA Term, as applicable. For the purposes of this Agreement, Original MSA Term and/or Renewal MSA Term and/or a Service Order Term may also be referred to as the “Term.” At expiration of the Service Order Term (expiring before the Expiration Date), if Customer is not then in default and has not vacated and continues to take Service, the Service Order shall convert to a month to month Term at Switch and Data’s list prices in the Price Schedule attached unless and until one of the parties gives at least thirty (30) days prior written notice to the other of its election to terminate the Service Order or upon the Expiration Date the parties execute a Renewal MSA and Service Order(s) for a new fixed Term with a new coterminous expiration date. If the parties fail to execute a Renewal MSA and Service Order(s) for new fixed term upon the Expiration Date, then all charges and Terms shall become month to month and Switch and Data’s then current list prices. If Customer cancels any Service Order before its expiration date, Customer will pay Switch and Data a termination charge determined as specifically provided in Section 8 (D) hereof. If no Service Order is signed within six (6) months of the Commencement Date of this MSA, then the MSA shall automatically terminate without action of either party.

C. Price Schedule. The parties have agreed to the charges on the attached Price Schedule for all monthly recurring Services and associated initial installation charges ordered during the Original MSA Term. All other non-recurring Service charges will be at the rates agreed upon by the parties and set forth in the Service Order. The parties may agree to add Price Schedules by attaching them as countersigned Addendums to this Agreement. New Price Schedules shall be agreed upon at the Expiration Date for MSA renewals.

4. PAYMENT

A. Taxes and Other Fees. Prices established in this Agreement and the applicable Service Order are exclusive of taxes and other fees (including FCC fees like universal service fees, TRS, etc.) which may be imposed on Switch and Data or Customer for the provision or use of the Services. Customer will pay such taxes and other fees, except for Switch and Data’s U.S. federal and state income tax and Switch and Data’s personal property tax. Tax exempt status will be granted to Customer upon presentation of a satisfactory certificate of exemption for each respective taxing jurisdiction.

B. Assurance of Payment. If Customer’s payments are received late for [**] consecutive months, Customer shall, within [**] days after Switch and Data’s request, deposit an additional amount equal to [**] month’s monthly recurring charges. Upon expiration or termination of this Agreement and Customer’s compliance with its financial obligations hereunder, all amounts on deposit will be returned to Customer.

C. Invoicing and Payment. Except for usage-based Services, which are billed in arrears, the Services are billed one (1) month in advance and the first billing cycle may include a partial month Service and a full month Service charge, if the Service is installed and activated during a partial month of Service. All fees and charges are payable for the duration of the Term, regardless of whether Customer actually uses the Services or occupies space in Switch and Data facilities. Billing will commence for each Service on the date set forth as the Billing Commencement date on the Service Order or, if there is no Billing Commencement date, then when the Customer is notified of order completion. Customer will pay all amounts owed under each Service Order within [**] days after the invoice date. Switch and Data reserves the right to charge interest on delinquent amounts at the lower of [**] percent ([**]%) per month or such other rate or rates as may be permitted under applicable law.

D. Disputed Payments. In the event Customer in good faith disputes any charges invoiced by Switch and Data, Customer shall promptly pay all undisputed charges, and shall notify Switch and Data in writing of any such disputed amounts within [**] days after the invoice date, identifying in reasonable detail its reasons for the dispute and the nature and amount of the dispute using the Dispute Resolution Form posted on Switch and Data’s website. All amounts not timely and appropriately disputed within [**] days after the invoice date shall be deemed final and not subject to further dispute. If Customer was billed in error, a credit for the amount billed incorrectly will be made to the next invoice. If the amount was billed correctly, Customer will pay the amount within [**] business days of confirmation.

E. Suspension or Termination of the Services. If payment in full for Services performed under any Service Order (other than for charges validly disputed by Customer in good faith) is not received by Switch and Data within [**] days after the invoice date, Switch and Data shall have the right to take the following actions: (i) no earlier than [**] days after the invoice date refuse new Service Orders); (ii) no earlier than [**] days after the invoice date, mail notice of payment default with [**] days to cure; (iii) if payment default is not cured, no earlier than [**] days after the invoice date, place on site denial and mail notice of power termination with [**] days to cure; and, (iv) if payment default is still not cured by the deadline, terminate Service. Following payment, Switch and Data shall reinstate the account provided that Customer furnishes to Switch and Data satisfactory assurance of its ability to pay for the Services. Failure by Customer to pay for such Services within [**] days after power

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Switch and Data Strictly Confidential

termination shall be deemed to constitute a termination of the Services. No cancellation or termination under this provision shall relieve Customer from its obligations to pay for Services under any Service Order not so canceled or terminated.

5. SERVICE LEVEL COMMITMENTS Switch and Data warrants and represents to Customer that the Services shall comply with the Service Level Agreements (“SLAs”) for each Service as more specifically described in the applicable section of the Policies and Procedures. Customer acknowledges that the service level credits applicable to the specific Services are its exclusive remedy for monetary damages in the event of Service interruption or outage.

6. INTERNET USAGE To the extent Customer purchases Internet bandwidth Services through Switch and Data, Customer warrants and represents to Switch and Data (i) it will use the Services only for lawful purposes, and Customer shall not transmit, retransmit or store material in violation of any federal or state laws or regulations (ii) that Customer will comply with the applicable internet access provider’s Acceptable Use Policy (“AUP”) as amended from time to time and posted on Switch and Data’s Website at
http://www.switchanddata.com/content/interconnection.aspx and (iii) that Customer will notify the end users of and make commercially reasonable efforts to ensure that its end users comply with the applicable AUP.

7. INDEMNIFICATION

A. Except to the extent attributable to the gross negligence or willful misconduct of Customer, Switch and Data shall indemnify and hold Customer harmless from and against any and all loss, liability, damage and expense (including reasonable attorneys’ fees) arising out of any demand, claim, suit or judgment for damages to any property or injury to or death of any person which may arise out of or be caused by any act or omission of Switch and Data.

B. Except to the extent attributable to the gross negligence or willful misconduct of Switch and Data, Customer shall indemnify and hold Switch and Data harmless from and against any and all loss, liability, damage and expense (including reasonable attorneys’ fees) arising out of any demand, claim, suit or judgment for damages to any property or injury to or death of any person which may arise out of or be caused by any act or omission of Customer.

8. TERMINATION Either party in accordance with the following may terminate this Agreement and any Service Order(s):

A. Default. If either party is in breach of this Agreement or any Service Order, (other than for failure by Customer to pay any undisputed amounts due under any Service Order which are covered under Section 4 (E) above), in order for such breach to constitute a default, the other party shall give the breaching party notice in writing of such breach. If the breach has not been cured to the non-breaching party’s reasonable satisfaction within [**] days of such written notice (the “Notice Period”), then the non-breaching party may terminate the applicable Service Order effective at the end of the Notice Period immediately upon written notice to the breaching party and without penalty. No termination for breach pursuant to this Section shall constitute or permit termination of any portions of this Agreement or any Service Order not breached or affected by such breach, provided, however, that Switch and Data may revoke or suspend this Agreement in its entirety if Customer (or any of its affiliate companies) is in material breach of any other agreement with Switch and Data or (or any of its affiliate companies).

B. Cause. This Agreement may be terminated for cause by either party in the event that the other party: (i) shall become insolvent; (ii) admits in writing its inability to pay its debts; (iii) ceases to function as a going concern or to conduct its operations in the normal course of business; or (iv) violates Switch and Data’s AUP.

C. Remedies. In the event of termination for breach or cause, the non-breaching party shall have the right to pursue any or all remedies available to it at law or in equity.

D. Early Termination. If Customer terminates or cancels service under any Service Order for reason other than Switch and Data’s breach prior to its agreed expiration date, Customer will pay Switch and Data a termination charge (as liquidated damages and not as a penalty) including all non-recurring, disconnection or termination charges reasonably incurred by Switch and Data on Customer’s behalf, and the full amount of the remaining monthly charges for the remainder of the Term. All termination charges shall be due and payable within [**] days after the effective date of termination of the Service Order.

E. Customer further agrees that, upon termination, it will, at its expense, immediately vacate and surrender the space and remove all of its equipment. If Customer has not removed its equipment from the space within [**] days following the effective date of any termination of this Agreement or the Service Order(s), Customer will be deemed to have abandoned its claim to the equipment and have conveyed its right, title and interest therein to Switch and Data. If not conveyable, Switch and Data shall charge a storage fee for such equipment.

No termination pursuant to this Section shall relieve either party of any of its obligations under this Agreement or any Service Order intended to continue, including, without limitation, the obligation to pay for Service prior to such termination.

9. CONFIDENTIALITY “Confidential Information” shall include: (i) all requests for quotations and proposals for Services, including resulting Service Orders, (ii) all prices, rates and other financial information related to the Services, (iii) all information relating to the customers of either party, including customer lists, and (iv) all information one party provides to the other which is clearly identified as confidential or proprietary. Confidential Information disclosed by either party to the other shall be held by the recipient in confidence and not: (a) used by the recipient for personal advantage of any kind, or (b) made available for third parties to use. Each party will direct its employees, contractors, consultants and representatives who have access to any Confidential Information to comply with all of the terms of this Section. The following information shall not be Confidential Information if: (i) it is or becomes available to the public through no wrongful act of the receiving party; (ii) it is already in the possession of the receiving party and not subject to any agreement of confidence between the parties; (iii) it is received from a third party without restriction for the benefit of the disclosing party and without breach of this Agreement; (iv) it is independently developed by the receiving party; (v) it is disclosed pursuant to a requirement of law or a duly empowered government agency or a court of competent jurisdiction after due notice and an adequate opportunity to intervene is given to the disclosing party unless such notice is prohibited. Upon termination or expiration of this Agreement, the receiving party shall at the disclosing party’s direction, either return or destroy all of the disclosing party’s Confidential Information and so certify in writing. The obligations of this provision will survive for [**] after any termination or expiration of this Agreement.

10. INTELLECTUAL PROPERTY RIGHTS Neither party shall use any copyrights, patents, trade secrets, software, trademarks, trade names, service marks, license rights or other intellectual property rights (collectively “Intellectual Property”) owned, licensed or used by the other party. Notwithstanding the foregoing, each party may use the other party’s name and logo in any and all media, whether now known or hereafter developed (including Internet pages) for the sole purpose of listing one or more representative customers or vendors or to issue press releases (each, a “Permitted Use”). Upon expiration or termination of this Agreement, or any affected Service Order, all Permitted Uses shall be discontinued, and any Intellectual Property, including all copies thereof, shall be returned to the other party. Each party hereby disclaims any right, title and interest in any Intellectual Property, owned, used or licensed by the other party.

11. FORCE MAJEURE Neither party shall have any claim or right against the other for any failure of or delay in performance by such other party if the failure or delay is caused by or the result of causes beyond the reasonable control of such other party, including, but not limited to, acts of God, fire, flood, hurricane, or other natural catastrophe; terrorist actions, laws, orders, regulations, directions or actions of governmental authorities having jurisdiction over the subject matter hereof; or any civil or military authority, national emergency, insurrection, riot or war; inability to obtain equipment, material or other supplies, or other similar occurrence beyond the control and without the fault or negligence of the affected party. Any such delay or failure shall suspend the affected Service Order until the delay or failure ceases, and the Service Order shall be deemed extended accordingly. Notwithstanding the foregoing, if the excusable delay exceeds sixty (60) days, either party may terminate any affected Service Order immediately upon written notice without incurring any termination liability hereunder.

12. LEGAL NOTICES

A. Notices and communications concerning this Agreement shall be addressed to:

The Endurance International Group, Inc.

70 Blanchard Rd

Burlington, MA 01803

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Switch and Data Strictly Confidential

Attn:	CEO
Phone:	781-852-3200
Fax:	781-852-2915
e-mail:	SSYDNESS@#MAILEIG.COM, WITH COPY TO:
HARIR@MAILEIG.COM; AND BNBROCKOMAILEIG.COM

With a copy to:

The Endurance International Group, Inc

70 Blanchard Road

Burlington, Ma. 01803 USA

Attention: General Counsel

FAX: 781-998-8277

Switch and Data Management Company LLC.

1715 N. Westshore Blvd., Suite 650

Tampa, FL 33607

Attn: Legal Department

Phone: [**]

Fax: [**]

e-mail: [**]

or at such other address as either party may designate to the other in writing.

B. Notices shall be sent by registered or certified US Mail, postage prepaid, or by commercial overnight delivery service, by facsimile, or electronic transmission, and shall be deemed delivered either on the date of return receipt acknowledgment (in the case of US Mail), or on the next day after the sending of the notice (in the case of facsimile or overnight delivery service). Notwithstanding the foregoing, in the event of facsimile or electronic transmission notice, the confirming original must be sent by regular mail or overnight delivery service for notice to be deemed effective.

13. DISCLAIMER OF WARRANTIES

A. CUSTOMER ASSUMES TOTAL RESPONSIBILITY AND RISK FOR CUSTOMER’S USE AND ITS END USERS’ USE OF THE SERVICES PROVIDED BY SWITCH AND DATA. CUSTOMER ACKNOWLEDGES THAT THE INTERNET (1) CONTAINS MATERIALS SOME OF WHICH ARE SEXUALLY EXPLICIT OR MAY BE OFFENSIVE TO SOME PEOPLE AND (2) IS ACCESSIBLE BY PERSONS WHO MAY ATTEMPT TO BREACH THE SECURITY OF SWITCH AND DATA’S AND/OR CUSTOMER’S NETWORK FACILITIES. SWITCH AND DATA HAS NO CONTROL OVER AND EXPRESSLY DISCLAIMS ANY LIABILITY OR RESPONSIBILITY WHATSOEVER FOR THE CONTENT OF MATERIALS TRANSMITTED OVER THE INTERNET, SERVICE INTERRUPTIONS ATTRIBUTABLE TO CUSTOMER’S NETWORK, ANY CUSTOMER EQUIPMENT FAILURES, OR ANY OTHER SUCH CAUSES, AND CUSTOMER AND CUSTOMER’S END USERS ACCESS THE SERVICES AT THEIR OWN RISK.

B. EXCEPT AS SPECIFICALLY SET FORTH HEREIN OR IN ANY SERVICE ORDER, THE SERVICES PROVIDED BY SWITCH AND DATA ARE PROVIDED ON AN “AS IS” AND “AS AVAILABLE” BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE, NONINFRINGEMENT OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO ADVICE OR INFORMATION GIVEN BY SWITCH AND DATA, ITS AFFILIATES OR ITS CONTRACTORS OR THEIR RESPECTIVE EMPLOYEES SHALL CREATE A WARRANTY.

14. LIMITATION OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY, ITS AFFILIATES, SUBSIDIARIES, EMPLOYEES, OFFICERS, DIRECTORS, CONTRACTORS, AGENTS AND OTHER REPRESENTATIVES BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOST OR IMPUTED PROFITS OR ROYALTIES, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE SERVICES ARISING FROM OR RELATED TO THE SERVICES OR PERFORMANCE OF ITS OBLIGATIONS HEREUNDER, WHETHER FOR, AMONG OTHER THINGS, BREACH OF WARRANTY OR ANY OBLIGATION ARISING THEREFROM, AND WHETHER LIABILITY IS ASSERTED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY) IRRESPECTIVE OF WHETHER THE OTHER PARTY HAS ADVISED OR HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE. SWITCH AND DATA’S LIABILITY HEREUNDER TO CUSTOMER SHALL IN NO EVENT EXCEED AN AMOUNT EQUAL TO THE MONTHLY RECURRING CHARGE PAID BY CUSTOMER FOR THE PARTICULAR SERVICE, OR SERVICE ORDER TO WHICH THE CLAIM PERTAINS. THE PARTIES HEREBY WAIVE ANY CLAIM THAT THESE EXCLUSIONS DEPRIVE THEM OF AN ADEQUATE REMEDY OR CAUSE THIS AGREEMENT TO FAIL OF ITS ESSENTIAL PURPOSE.

15. ASSIGNMENT Customer may not assign this Agreement or any Service Order without the prior written consent of Switch and Data, which consent will not be unreasonably withheld or denied. “Assignment” within the meaning of this Section shall not include any transfer to any entity controlling, controlled by, or under common control with a party (hereafter collectively, “Affiliate(s)”), or any sale of all or substantially all of the assets of either party, or pursuant to any merger, reorganization or consolidation, provided that the transferee agrees to be bound by all of the terms and conditions of this Agreement and the Service Orders. Switch and Data may assign or transfer this Agreement to an affiliate or successor without consent.

16. COMPLIANCE WITH LAWS. Each party agrees to conduct its business in a reputable manner and agrees to comply with all federal, state and municipal laws, rules, regulations, and codes of ethics that are binding upon or applicable to the parties or their business, equipment or personnel under or related by this Agreement.

17. GOVERNING LAW This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its principles of conflict of laws.

18. WAIVER OF JURY TRIAL. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO.

19. PASSWORD SECURITY/ORDER VALIDITY. It is Customer’s sole responsibility to monitor use of its user ID and password (“access codes”) for all purposes, including, but not limited to, ordering from Switch and Data’s website. Customer accepts all responsibility for the security of Customer’s access codes and utilization of the secure areas of Switch and Data’s website. All orders placed using the access codes shall, for all purposes, be deemed to be in writing signed by Customer and admissible and enforceable as other business records in documentary form.

20. GENERAL PROVISIONS

A. Each party has full power and authority to enter into and perform this Agreement, and the person signing this Agreement on behalf of each party has been properly authorized and empowered to enter into this Agreement and to execute it and any Service Orders or other attachments hereto on behalf of such party and any of its Affiliates. The parties agree that the United Nations Convention for Contracts for the International Sale of Goods shall not apply to this Agreement.

B. The relationship of the parties hereunder shall always and only be that of independent contractors. No provision of this Agreement shall be construed to create a joint venture or partnership between the parties.

C. If any provision in this Agreement shall be held invalid, illegal or unenforceable, the unaffected provisions shall remain in full force and effect.

D. This Agreement, the Policies and Procedures, Service Order(s) and the attachments and Exhibits to each Service Order constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede any and all prior or contemporaneous agreements, written or oral. This Agreement and any Service Order may be modified at any time only by written agreement of the parties. The Policies and Procedures may be modified unilaterally by Switch and Data, provided that: (a) no modification(s) shall adversely impact Customer’s rights and obligations thereunder, (b) modifications shall not be made more than [**] in any [**] month period, and (c) Customer shall be provided with notice and copies of any such modifications. Customer’s failure to object within [**] days’ notice of receipt of changes shall be deemed acceptance.

E. No waiver of any breach of this Agreement or any Service Order shall be deemed to be a waiver of any other or subsequent breach.

F. Each party agrees that the delivery of signatures to this Agreement and any Service Orders issued hereunder by facsimile/pdf format shall have the same force and effect as delivery of original signatures and that each party may use such facsimile/pdf format signatures as evidence of the execution and delivery of the Agreement

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and Service Orders to the same extent that an original signature could be used. Customer shall forward to Switch and Data the original executed versions in each case as soon as reasonably practicable.

G. This Agreement shall not be effective until and unless the attached Contact List and Signatory List Authorization Form attached hereto is completed and delivered to Switch and Data.

H. For purposes of this Agreement, Customer acknowledges and agrees that Switch and Data may move Customer’s equipment from its current space and provide notice in accordance with Section 4 of the Policies and Procedures. However, to the extent the movement of Customer’s equipment is deemed necessary, with the exception of emergencies or hazardous situations, Switch and Data will provide notice as far in advance as is reasonably possible with at least [**] days notice for moves required for compliance with applicable building codes or landlord requirements and at least [**] days notice for moves required solely by Switch and Data. The parties agree that in the event Switch and Data requires Customer to move its equipment for reasons other than emergencies or hazardous situations, Customer may terminate this Agreement by providing Switch and Data a thirty (30) day written termination notice within five (5) days of the date of Switch and Data’s notice that Customer’s equipment must be moved.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

CUSTOMER:
The Endurance International Group, Inc., a
Delaware Corp.

By:	/s/ Steve Sydness
Print Name:	Steve Sydness
Title:	CEO
Date:	4/30/09

SWITCH AND DATA:

SWITCH AND DATA MANAGEMENT COMPANY LLC, a Delaware limited liability company on behalf of itself and its affiliates

By:	/s/ Clayton Mynard
Print Name:	Clayton Mynard
Title:	Authorized Representative
Date:	4/30/09

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Pricing Schedule

Account: The Endurance International Group Inc.	Pricing Term: [**]	Currency: USD

TIER VII Price Table

Boston 74 West St

AC-Primary

Product	Price Type	List (MTM)	1 Year Term	2 Year Term
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Switch and Data Initials CM Date: 4-30-09	Switch and Data Price Schedule Confidential	Customer Initials: SS	Date: 4-30-09

TIER VII Price Table

Boston 74 West St

Product	Price Type	List (MTM)	1 Year Term	2 Year Term
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Switch and Data Initials CM Date: 4-30-09	Switch and Data Price Schedule Confidential	Customer Initials: SS	Date: 4-30-09

BO1 EQUINIX IBX® REPLACEMENT SERVICE ORDER
Service price quotation for Service Order Number Service Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP, INC. S-111925 November 17, 2011 November 30, 2011 USD 36 12	PREPARED BY: [**] Direct Fax	PREPARED FOR: Maarten Broekman mbroekman@maileig.com +1 Direct (781) 8521347 Fax

		Qty	Serial Number	SO Reference #	Current Pricing (USD)	New Price (USD)	Effective Date
Section C: Price Change
CAG10010	Standard Private Cage	1	20230-1- 7014691	SND-1- 104364320-8271	[**]	[**]	2011-12-01
CC10001	[**]	[**]	L_CHAIN_53 43	SND-1- 104364320-8271	[**]	[**]	2011-12-01
CC10001	[**]	[**]	L_CHAIN_12601	SND-1- 104364320-8271	[**]	[**]	2011-12-01
CC10001	[**]	[**]	L_CHAIN_321	SND-1- 104364320-8271	[**]	[**]	2011-12-01
CC10001	[**]	[**]	L_CHAIN_322	SND-1- 104364320-8271	[**]	[**]	2011-12-01
CC10001	[**]	[**]	L_CHAIN_324	SND-1- 104364320-8271	[**]	[**]	2011-12-01
CC10001	[**]	[**]	L_CHAIN_326	SND-1- 104364320-8271	[**]	[**]	2011-12-01
CC10001	[**]	[**]	L_CHAIN_12599	SND-1- 104364320-8271	[**]	[**]	2011-12-01
POW10001	[**]	[**]	1-9344131	SND-1- 46580692-8759	[**]	[**]	2011-12-01
POW10001	[**]	[**]	1-9344291	SND-1- 46580692-8759	[**]	[**]	2011-12-01
POW10001	[**]	[**]	1-9344251	SND-1- 46580692-8759	[**]	[**]	2011-12-01
POW10001	[**]	[**]	1-9344171	SND-1- 46580692-8759	[**]	[**]	2011-12-01
POW10001	[**]	[**]	1-9344211	SND-1- 46580692-8759	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457976	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457952	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989111	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47458000	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47458072	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47458048	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457928	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457856	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457808	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457784	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47458024	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457832	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457688	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457712	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457736	SND-1- 104307482-5798	[**]	[**]	2011-12-01

BO1 EQUINIX IBX® REPLACEMENT SERVICE ORDER
Service price quotation for Service Order Number Service Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP, INC. S-111925 November 17, 2011 November 30, 2011 USD 36 12	PREPARED BY: [**] Direct Fax	PREPARED FOR: Maarten Broekman mbroekman@maileig.com +1 Direct (781) 8521347 Fax

		Qty	Serial Number	SO Reference #	Current Pricing (USD)	New Price (USD)	Effective Date
Section C: Price Change
POW10006	[**]	[**]	1-47457640	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989471	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989495	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989519	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49988943	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49988967	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49988991	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989447	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989039	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989063	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989087	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989543	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989135	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457880	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457904	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989015	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47457760	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9120451	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9120411	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046091	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9120491	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9120611	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9120571	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046611	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9120651	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9045931	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9055051	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046051	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046531	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046491	SND-1-	[**]	[**]	2011-12-01

BO1 EQUINIX IBX® REPLACEMENT SERVICE ORDER
Service price quotation for Service Order Number Service Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP, INC. S-111925 November 17, 2011 November 30, 2011 USD 36 12	PREPARED BY: [**] Direct Fax	PREPARED FOR: Maarten Broekman mbroekman@maileig.com +1 Direct (781) 8521347 Fax

		Qty	Serial Number	SO Reference #	Current Pricing (USD)	New Price (USD)	Effective Date
Section C: Price Change
104307482-5798
POW10006	[**]	[**]	1-9055011	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046571	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046371	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046411	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046451	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046171	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989375	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989399	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989423	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046331	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9120731	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9120771	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046131	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9120531	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046211	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046251	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9046291	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-9120691	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989183	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989159	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47458168	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989207	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47458216	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47458192	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47458240	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989591	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989567	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989231	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989615	SND-1- 104307482-5798	[**]	[**]	2011-12-01

BO1 EQUINIX IBX® REPLACEMENT SERVICE ORDER
Service price quotation for Service Order Number Service Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP, INC. S-111925 November 17, 2011 November 30, 2011 USD 36 12	PREPARED BY: [**] Direct Fax	PREPARED FOR: Maarten Broekman mbroekman@maileig.com +1 Direct (781) 8521347 Fax

		Qty	Serial Number	SO Reference #	Current Pricing (USD)	New Price (USD)	Effective Date
Section C: Price Change
POW10006	[**]	[**]	1-49989279	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989255	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49988918	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989303	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989351	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47458096	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47458120	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-47458144	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10006	[**]	[**]	1-49989327	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10009	[**]	[**]	1-9055091	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10009	[**]	[**]	1-9055131	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10009	[**]	[**]	1-47457616	SND-1- 104307482-5798	[**]	[**]	2011-12-01
POW10009	[**]	[**]	1-47457664	SND-1- 104307482-5798	[**]	[**]	2011-12-01
Maximum Power Draw (kVA) [**]

		Qty	Unit Pricing (USD)	Total Charges (USD)
Section D: Continuing Services			MRC	NRC	MRC
CAB00134	[**]	[**]	[**]		[**]
CAB10001	[**]	[**]	[**]		[**]
POW10002	[**]	[**]	[**]		[**]
Section Total				[**]	[**]
Grand Total				[**]	[**]

GENERAL TERMS AND CONDITIONS

Replacement SO Introduction

This Replacement Service Order (also referred to as “SO” or “Order”) is between Equinix Operating Co. LLC. (or Equinix Canada, Ltd., if the Order is for Services delivered in Equinix’s Toronto IBX Center, in either case, “Equinix”) and the customer identified above (“Customer”), who wishes to order the products or services listed above (each a “Service”), each of which will be delivered at the IBX Center designated above. If the entity set forth above (“Equinix Provider”) is not currently a party to the MSA, notwithstanding anything in the MSA to the contrary, the parties agree that the execution of the Service Order will automatically (i.e., without further action by either party) result in the Equinix Provider becoming, as of the Service Order Effective Date, a party to the MSA (such that all references to Equinix under the MSA, including, without limitation, references to limitation of liability and indemnification, will be deemed to include the Equinix Provider, as well as any affiliates of Equinix that were already parties to the MSA).

This Order is governed by and incorporated by reference into the applicable Master Service Agreement (“MSA”).

THIS SO REPLACES AND SUPERSEDES THE ORDER(S) # SND-1-104307482-5798, SND-1-104364320-8271, & SND-1 -46580692-8759 (“CANCELED ORDER(S)”) IN EFFECT AS OF THE SO EFFECTIVE DATE (DEFINED BELOW). AS OF THE SO EFFECTIVE DATE, THE CANCELED ORDER(S) SHALL NO LONGER HAVE ANY FORCE OR EFFECT. CUSTOMER ACKNOWLEDGES THAT IF EQUINIX DOES NOT RECEIVE THIS SO EXECUTED BY CUSTOMER AT THE FAX NUMBER OR ADDRESS BELOW ON OR BEFORE NOVEMBER 23, 2011, EQUINIX MAY REFUSE TO SIGN THIS SO. ADDITIONALLY, THIS SO HEREBY INCORPORATES BY REFERENCE ALL ORDERS (placed/submitted/created) PRIOR TO OR SUBSEQUENT TO THE EFFECTIVE DATE OF THIS SO THAT REFERENCE OR ARE RELATED TO THE CANCELED ORDERS SET FORTH HEREIN.

BO1 EQUINIX IBX® REPLACEMENT SERVICE ORDER
Service price quotation for Service Order Number Service Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP, INC. S-111925 November 17, 2011 November 30, 2011 USD 36 12	PREPARED BY: [**] Direct Fax	PREPARED FOR: Maarten Broekman mbroekman@maileig.com +1 Direct (781) 8521347 Fax

Service Term

This Order will have an Initial Service Term which will commence on the SO Effective Date and will terminate at the end of the month in which the Initial Service Term expires. For example, if the SO Effective Date is March 5, 2012, and the Initial Service Term is two (2) years then the Order will terminate on March 31, 2014.

For additional Services installed in the Cage, the service term will be concurrent with the service term of this Order.

After the Initial Service Term, the service term will automatically renew for additional service terms of twelve (12) months each, unless either Party provides written termination notification to the other Party at least ninety (90) days prior to the end of the then-current service term, in which event this Order will terminate at the end of then-current service term.

Notwithstanding anything in this Order or the MSA to the contrary, if the MSA has a date-certain expiration date or if either Party notifies the other that it intends not to renew the MSA pursuant to the terms thereto, then this Order will remain in effect after the MSA terminates and all of the terms and conditions of the MSA (including all limitation of liability and indemnification provisions) will continue to apply to this Order and all Services until this Order expires or terminates at the end of the then-current service term.

Prices and Billing

All invoices will be paid in U.S. Dollars (or the local currency equivalent as indicated).

Notwithstanding anything in this Order to the contrary, there will be no price increase during [**]. Customer will be eligible for a [**] percent ([**]%) price increase regarding [**] beginning [**] and for [**] upon [**].

Prices shown above do not include any applicable taxes which are the responsibility of the Customer.

Unless otherwise specified in the Agreement, if Customer wishes to dispute any charge billed to Customer by Equinix (“Disputed Amount”), Customer must submit a good faith claim regarding the Disputed Amount with documentation as may reasonably be required to support the claim within [**] days of receipt of the initial invoice sent by Equinix regarding the Disputed Amount. If Customer does not submit a documented claim within [**] days of receipt of the initial invoice sent by Equinix regarding such Disputed Amount, notwithstanding anything in this Order to the contrary, Customer waives all rights to dispute the Disputed Amount, and Customer waives all rights to file a claim thereafter of any kind relating to such Disputed Amount (and Customer also waives all rights to otherwise claim that it does not owe such Disputed Amount or to seek any set-offs or reimbursements or other amounts of any kind based upon or relating to such Disputed Amount). If the MSA includes a provision that specifically describes the processes relating to Customer’s ability to dispute billed charges, then this paragraph will be of no force and effect.

Pricing Sections

Section A: Additions - These Services, if any, will start on the date the Service is actually delivered by Equinix (the “Billing Commencement Date”).

Section B: Deletions - These Services, if any, will stop billing on November 30, 2011.

Section C: Continuing Services - Price Change. These Services, if any, will have their prices changed on the Date of Price Change as listed above.

Section D: Continuing Services - These Services, if any, will not have their prices changed pursuant to this SO.

Power Limitations

Customer may not draw more than [**] kVA or (“Power Cap”) in the Cage. If Equinix measures Customer’s power draw and the power draw exceeds the Power Cap, Equinix will provide written notification to Customer and require Customer to reduce the power draw to the Power Cap within [**] hours of the notification. If Customer does not resolve the situation with a mutually agreeable plan, Equinix may disconnect Customer’s power until the aggregate rated capacity of all circuits equals the Power Cap.

Definitions

Billing Commencement Date: For each Service, the date the Service is actually delivered by Equinix.

Cage: The cage in the IBX Center in which the Services are delivered by Equinix. If the cage is a shared cage, “Cage” will refer to the cabinets in the shared cage that are licensed by Customer.

BO1 EQUINIX IBX® REPLACEMENT SERVICE ORDER
Service price quotation for Service Order Number Service Order Date Valid Until Currency Initial Term (In Months) Renewal Period (In Months)	THE ENDURANCE INTERNATIONAL GROUP, INC. S-111925 November 17, 2011 November 30, 2011 USD 36 12	PREPARED BY: [**] Direct Fax	PREPARED FOR: Maarten Broekman mbroekman@maileig.com +1 Direct (781) 8521347 Fax

IBX Center: The International Business Exchange Center (formerly Internet Business Exchange Center) identified at the top of this SO.

Initial Service Term: Thirty-six (36) Months.

MRC: Monthly-recurring charges.

NRC: Non-recurring charges.

SO Effective Date: December 1, 2011

Sending Instructions

1)	Fax a signed copy of this Order to [**], or
2)	Email to [**].

(If the file size is larger than 10mb, please separate into multiple documents or zip files).

Conclusion

Digital signatures are not acceptable. Please sign and return all referenced exhibits, addenda and/or policy documents with this Order. Failure to do so may result in a delay in processing.

Footer

SND_RSO DRAW_CM_111711_V4

THE ENDURANCE INTERNATIONAL GROUP, INC.			EQUINIX

Signature:	/s/ Ronald A. LaSalvia	Billing Contact Name:	Signature:	/s/ Michael Markham
Name:	Ronald A. LaSalvia	Billing Address:	Name:	Michael Markham
Title:	Evp.Ops	Phone Number:	Title:
Date:	11/21/11	Email Address:	Date:	2011.11.30 13:33:53 – 08:00’

Page 6 of 6